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                          AIM VARIABLE INSURANCE FUNDS

                         AIM V.I. AGGRESSIVE GROWTH FUND

                         Supplement dated June 21, 2000
                       to the Prospectus dated May 1, 2000


The following replaces in its entirety the information appearing under the first paragraph located under the "FUND MANAGEMENT - PORTFOLIO MANAGERS" section on page 3 of the Prospectus:

     o "Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

     o Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1989."